Long-term Debt	12 Months Ended
Sep. 30, 2011
Long-term Debt [Abstract]
Long-term Debt
Note H: Long-Term Debt
On May 10, 2011, we entered into a new senior secured credit agreement with a syndicate of five banks, replacing our previous credit agreement. Among other things, the new credit agreement provides for a four year $175 million revolving credit facility that we may, under the terms of the agreement, request to be increased to a total of $225 million. Upon entering the new credit agreement, we repaid and retired our $17.5 million outstanding debt. The new credit facility increases our available credit and provides greater flexibility to make investments and acquisitions both domestically and internationally.
Pursuant to the credit agreement, we may choose to pay interest to the lenders for outstanding borrowings at LIBOR plus 200 to 275 basis points or the bank’s base rate plus 100 to 175 basis points, depending on our leverage ratio computed at the end of each calendar quarter. On the unused amount of the credit facility, we pay a commitment fee of 37.5 to 50 basis points depending on our leverage ratio calculated at the end of each quarter. From the closing date to approximately October 31, 2011, we paid a minimum interest rate of LIBOR plus 250 basis points or the bank’s base rate plus 150 basis points, at our option, and a commitment fee of 50 basis points on the unused portion of the credit line. Terms of the credit agreement require, among other things, that we meet certain financial covenants. At September 30, 2011, we were in compliance with all covenants. We expect the recorded value of our debt to approximate its fair value as it is all variable rate debt and carries no pre-payment penalty.
At September 30, 2011, $17.5 million was outstanding under our revolving credit agreement. We also issued $5.0 million of bank letters of credit, leaving $152.5 million available on our revolving credit facility. The outstanding bank letters of credit secure our obligations under letters of credit we issue to unaffiliated lenders as part of our credit service operations.
In connection with the credit agreement we expensed $0.1 million of unamortized deferred financing costs related to our former credit agreement and recorded approximately $2.3 million deferred financing costs related to our new facility. These costs are included in intangible assets, net on the balance sheet and are being amortized to interest expense over their four-year estimated useful life.